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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 6, 2003
                           ---------------------------
                      FISHER SCIENTIFIC INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


          1-10920                                    02-0451017
   (Commission File No.)                  (IRS Employer Identification No.)

    ONE LIBERTY LANE, HAMPTON, NEW HAMPSHIRE                            03842
    (Address of principal executive offices)                         (Zip Code)


                                 (603) 926-5911
              (Registrant's telephone number, including area code)

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                                TABLE OF CONTENTS
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Item 9.  Regulation FD Disclosure
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Signatures
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Exhibit Index
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Exhibit 99.1:  Press Release
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ITEM 9. REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 is the registrant's press release dated August 6, 2003 announcing the pricing of $150 million of the Registrant's 8% senior subordinated notes due 2013.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FISHER SCIENTIFIC INTERNATIONAL INC.

DATE:  August 6, 2003              BY:   /s/ Todd M. DuChene
                                         -----------------------------------
                                         NAME:   Todd M. DuChene
                                         TITLE:  Vice President-General Counsel
                                                 and Secretary




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                                  EXHIBIT INDEX

EXHIBIT NUMBER                   DESCRIPTION
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Exhibit 99.1       Fisher Scientific International Inc.'s press release dated
                   August 6, 2003 announcing the pricing of $150 million of the Registrant's 8% senior subordinated notes due 2013.



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